                              CONSULTING AGREEMENT

            This Agreement is made and entered into as of this 7th day of March,
2002,  by and  between  The  Quigley  Corporation,  a  Nevada  corporation  (the
"Company"),  and Forrester Financial LLC, a New Jersey limited liability company
(the "Consultant").

            In  consideration  of and  for the  mutual  promises  and  covenants contained herein, and for other good and valuable consideration,  the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Purpose.  The Company hereby  retains the  Consultant  during the term specified in Section 2 hereof to render consulting advice to the Company as a financial  Consultant  relating to financial and similar matters and to assist the Company in the  development of interest in the Company and its  wholly-owned subsidiary  Quigley  Pharma  Inc.,  upon the terms and  conditions  as set forth herein.

            2. Term.  This  Agreement  shall be effective for a period of twelve
(12) months commencing as of the date of this Agreement, provided, however, that this Agreement may be terminated by the Company, in its sole discretion,  at any time.

            3.  Duties of  Consultant.  During the term of this  Agreement,  the
Consultant  will provide the Company with such regular and customary  consulting advice as is reasonably  requested by the Company,  provided that the Consultant shall not be required to undertake duties not reasonably within the scope of the consulting  advisory service  contemplated by this Agreement.  In performance of these duties,  the Consultant shall provide the Company with the benefits of its best judgment and efforts. It is understood and acknowledged by the parties that
Consultant shall be obligated to render advice, upon the request of the Company, in good faith,  but shall not be obligated to spend any specific  amount of time in doing so. The  Consultant  represents  and warrants to the Company that it is experienced  and competent to provide the  consulting  duties  indicated in this
Agreement  and that the  Company  has  agreed to enter  into this  Agreement  in reliance  on this  representation  and  warranty.  The  Consultant's  duties may include, but will not necessarily be limited to:

                  (a)  Dissemination  of  corporate  information  regarding  the
Company  to the  investment  community  at  large  so  long  as  such  corporate information is pre-approved by the Company in writing.

                  (b) Rendering  advice and  assistance  in connection  with the preparation  of  reports  to  stockholders  and press  releases  so long as such reports and press releases are pre- approved by the Company in writing.

                  (c) Assisting in the  Company's  financial  public  relations, including discussions between the Company and the financial community so long as discussions are pre- approved by the Company in writing.

                  (d)  Rendering  advice  with  regard to  internal  operations, including:

                       (1) advice  regarding  formation of  corporate  goals and
                       their implementation;

                       (2)  advice  regarding  the  financial  structure  of the
                       Company and its divisions or subsidiaries or any programs
                       and projects of such entities;

                       (3) advice concerning the securing, when necessary and if
                       possible,   of  additional   financing   through   banks,
                       insurance companies and/or other institutions; and

                       (4)   advice   regarding   corporate   organization   and
                       personnel.

                  (e) Rendering  advice with respect to any acquisition  program of the Company to the extent the Company asks the  Consultant for advice on this matter.

                  (f) Providing introductions to the investment community.

                  (g)  Rendering  advice  regarding  a future  public or private offering of securities of the Company or of any subsidiary.

            4.  Relationships  with Others.  The Company  acknowledges  that the
Consultant and each of its officers,  directors and partners are in the business of providing financial services and consulting advice (of all types contemplated by this  Agreement) to others.  Nothing herein  contained  shall be construed to limit or restrict the Consultant or its affiliates  from rendering such services or advice to others;  provided,  however,  that to the extent  that the  Company indicates to the  Consultant  that certain  information is  confidential  and/or proprietary to the Company, the Consultant will not disclose such information to third parties without the written approval of the Company.

            5. Expenses.  The Company,  upon receipt of  appropriate  supporting documentation,  shall  reimburse  the  Consultant  for any  and  all  reasonable out-of-pocket  expenses  incurred by the Consultant in connection  with services rendered by the Consultant to the Company pursuant to this Agreement, including, but not limited to,  hotel,  food and  associated  expenses  and all charges for travel  incurred by the Consultant in connection  with services  rendered by the
Consultant to the Company pursuant to this Agreement;  provided, however that no expense  shall be incurred  or be  reimbursed  by the Company  without the prior written consent of the Company.  Expenses payable under this Section 6 shall not include  allocable  overhead  expenses  of the  Consultant,  including,  but not limited to, attorneys' fees, secretarial charge, rent, etc.

                                       -2-

            6. Compensation.  As compensation for the services to be rendered by the  Consultant to the Company  pursuant to Section 3 hereof,  the Company shall issue warrants to purchase up to 1,000,000 shares of its Common Stock, par value
$.0005  per  share,  upon the terms  and  conditions  set  forth in the  Warrant
Agreement of even date herewith and attached hereto as Exhibit A.

            7. Limitation Upon the Use of Advice and Services.

                 (a)  The use of the  Consultant's  name  in any  report  of the
Company,  or any  release or similar  document  prepared  by or on behalf of the
Company,  other than a report solely created and used internally by the Company, must have the prior  written  approval of the  Consultant  unless the Company is required by law to include the Consultant's  name in such report or release,  in which event the Consultant will be furnished with a copy of such other report or release using the Consultant's name in advance of publication by or on behalf of the Company.

                 (b) The Consultant shall not disclose confidential  information which it learns  about the  Company  as a result  of its  engagement  hereunder, except as such  disclosure  as may be  reasonably  required  for  Consultant  to perform its duties hereunder and which disclosure is pre-approved by the Company in writing.

                 (c) During the term of this  Agreement,  the  Consultant  shall not,  without  the prior  written  approval  of the  President  of the  Company, directly or indirectly solicit, raid, entice, or induce any person who presently is, or at any time during the term  hereof  shall be, an  employee,  independent contractor,  agent, director or officer of the Company to become employed by the
Consultant.

            8. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is deemed unlawful or invalid for any reason whatsoever, such unlawfulness or invalidity shall not affect the validity of the remainder of this Agreement.

            9. Miscellaneous.

                (a) Any notice or other communication between the parties hereto shall be sent by certified or registered mail, postage prepaid, or by facsimile:

                (i) If to the Company, to:

                         The Quigley Corporation
                         The Kells Building
                         621 Shady Retreat Road
                         Doylestown, Pennsylvania 18901
                         Attention: Guy J. Quigley
                                    Chief Executive Officer

                         with a copy to:

                                       -3-

                         Olshan Grundman Frome Rosenzweig & Wolosky LLP
                         505 Park Avenue
                         New York, New York 10022
                         Attention: Robert H. Friedman

                (ii) If to the Consultant, to:

                Forrester Financial, LLC
                5 Hoefleys Lane
                Leonia, New Jersey 07605

            Either  party may  change  the  foregoing  address  by notice  given pursuant  to this  Section  9(a).  Such notice or other  communication  shall be deemed to be given on the date of mailing or transmissions via facsimile.

                (b)  This  Agreement  has been  duly  authorized,  executed  and delivered by and on behalf of the Company and the Consultant.

                (c)  This  Agreement  shall  be  construed  and  interpreted  in accordance with the laws of the State of Pennsylvania,  without giving effect to conflicts of laws rules of such states.  Each of the parties hereto hereby agree that any action,  proceeding,  or claim against it arising out of, or in any way relating  to,  this  Agreement  shall be brought  and  enforced  in the state or federal courts located in the State of Pennsylvania,  and irrevocably submit and waive any objection to such jurisdiction.

                (d) Nothing herein shall constitute Consultant as an employee or agent of the Company,  except to such extent as might hereinafter be agreed upon for a particular  purpose.  Except as might  hereinafter  be  expressly  agreed,
Consultant shall not have the authority to obligate or commit the Company in any manner whatsoever.

                (e) This  Agreement  shall not be assignable by any party except to  successors  to  all or  substantially  all of the  business  of  either  the
Consultant  or the Company nor may this  Agreement be terminated by either party for any reason whatsoever  without the prior written consent of the other party, which  consent  may be  arbitrarily  withheld  by the  party  whose  consent  is required.

                (f) This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

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                                       -4-

            IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date hereof.

                                   THE QUIGLEY CORPORATION

                                   By: /s/ Guy J. Quigley
                                      ----------------------------------------
                                      Guy J. Quigley
                                      Chief Executive Officer

                                   FORRESTER FINANCIAL, LLC

                                   By: /s/  Ted Karkus
                                       --------------------------------------
                                       Name: Ted Karkus
                                       Title: Member